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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 16, 1998


                         Commission file number: 0-27478


                 BALLY TOTAL FITNESS HOLDING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                  Delaware                                     36-3228107
     -------------------------------                       ------------------
     (State or other jurisdiction of                        (I.R.S. Employer
      incorporation or organization)                       Identification No.)


8700 West Bryn Mawr Avenue, Chicago, Illinois                     60631
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  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (773) 380-3000
                                                     --------------






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                     BALLY TOTAL FITNESS HOLDING CORPORATION
                                    FORM 8-K
                                 Current Report


Item 5.          Other Events

                 Bally Total Fitness Holding Corporation closed its previously announced private placement of $75,000,000 principal amount of 9-7/8% Series C Senior Subordinated Notes due 2007.


                                    SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      BALLY TOTAL FITNESS HOLDING CORPORATION
                                      ---------------------------------------
                                                    Registrant


Dated: December 29, 1998                        /s/ John W. Dwyer
                                      ---------------------------------------
                                                   John W. Dwyer
                                           Executive Vice President, Chief
                                           Financial Officer and Treasurer







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